SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2012

WORDLOGIC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-32865	88-0422023
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1130 West Pender Street, Suite 230

Vancouver, British Columbia, Canada V6E 2P4

(Address of principal executive offices)

(604) 257-3660

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WORDLOGIC CORPORATION

Form 8-K

Current Report

ITEM 5.02.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 18, 2012, Mr. Paul Silverstein was appointed as the Company’s Chief Operating Officer. On April 18, 2012, Mr. Silverstein accepted the appointment.

The biography for Mr. Silverstein is set forth below:

PAUL SILVERSTEIN – Mr. Silverstein brings over 20 years of experience with successful management and development of innovative technology companies. Since 2008 to present, Mr. Silverstein has simultaneously served as an employee of Delphi Solutions LLC, President of TPS360, President of Rohn Rogers Associates, President of iTrendz, and President of TPS360 Technology Pvt. Ltd. India.  At each position, Mr. Silverstein has managed the day-to-day operations, strategic relationships, and the sales/marketing in the United States and India. Additionally, Mr. Silverstein has been a keynote speaker at industry conferences throughout the United States on a multitude of subjects including telecommunications, software, financial transaction monitoring, licensing, and entrepreneurship. Furthermore, Mr. Silverstein has been recognized as one of the pioneers of the prepaid telephone card industry in North America during the 1990’s where he successfully led a company from inception to NASDAQ in three years. Mr. Silverstein was appointed as the Chief Operating Officer of the Company due to his prior management experience and extensive knowledge of the technology industry.

Family Relationships

There is no family relationship between Mr. Silverstein and any of the Company’s directors or officers.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

ITEM 7.01

REGULATION FD DISCLOSURE

On April 18, 2012, the Company issued a press release announcing the appointment of Mr. Silverstein as set forth above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated April 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2012	WORDLOGIC CORPORATION

By: /s/ Franklin Evanshen
Franklin Evanshen President, Chief Executive Officer, Director